UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2012 (May 3, 2012)

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road

P.O. Box 2028

Buffalo, New York 14219-0228

(Address of principal executive offices) (Zip Code)

(716) 826-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

and

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On May 3, 2012, Gibraltar Industries, Inc. (the “Company”) issued a news release reporting results for the three months ended March 31, 2012. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Gibraltar Industries, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 3, 2012 (the “2012 Annual Meeting”) in Buffalo, New York. Stockholders representing 29,306,840 shares, or 96.0%, of the common shares outstanding as of the March 19, 2012 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2012 Annual Meeting. Final voting results are shown below.

Proposal 1 – Election of Directors

Each nominee for election of director requires a majority of the shares present at the 2012 Annual Meeting entitled to vote in order to be elected. Two Class III Directors were elected to hold office for a term expiring in 2015. The following summarizes the votes received for each nominee for director:

Director	Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
David N. Campbell	27,166,558	552,920	585,865	1,001,497
William P. Montague	27,129,403	590,075	585,865	1,001,497

Proposal 2 – Advisory Vote on Executive Compensation (“Say-on-Pay”)

This proposal was an advisory vote of the stockholders to approve the Company’s compensation of its named executive officers (commonly referred to as the “Say-on-Pay” vote). The following summarizes the voting results for the advisory “Say-on-Pay” vote:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
19,865,561	7,811,196	628,586	1,001,497

Proposal 3 – Approval of the Material Terms of the Annual Performance Stock Unit Grant

This proposal required the affirmative vote of holders of a majority of the shares present at the 2012 Annual Meeting entitled to vote. The following summarizes the voting results for the approval of the material terms of the annual performance stock unit grant:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
26,788,427	329,521	1,187,395	1,001,497

Proposal 4 – Approval of an Amendment to the Certificate of Incorporation

This proposal required the affirmative vote of holders of a majority of the stockholders at the 2012 Annual Meeting. The following summarizes the voting results for the approval of the amendment to the certificate of incorporation:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
22,239,267	5,494,617	571,459	1,001,497

Proposal 5 – Ratification of Selection of Independent Registered Public Accounting Firm

This proposal required the affirmative vote of holders of a majority of the shares present at the 2012 Annual Meeting entitled to vote. The following summarizes the voting results for the ratification of the selection of Ernst & Young LLP as the Company’s Independent Public Accounting Firm for the year ending December 31, 2012:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
29,283,781	19,577	3,482	—

Item 9.01 Financial Statements and Exhibits

(a)-(c)	Not Applicable

(d)	Exhibits:

Exhibit No.	Description

99.1	News Release issued by Gibraltar Industries, Inc. on May 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: May 4, 2012
	By:	/s/ Kenneth W. Smith
Kenneth W. Smith
Senior Vice President and Chief Financial Officer